                                                                 CONFORMED COPY

                       SECURITIES AND EXCHANGE COMMISSION
                             450 Fifth Street, N.W.
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 15, 2000


                           DISCOVER CARD TRUST 1993 B
                           --------------------------
             (Exact name of Registrant as specified in its charter)


Delaware                                             0-21506                               Not Applicable
--------                                             -------                               --------------
(State of                                           (Commission                             (IRS Employer
organization)                                       File Number)                      Identification No.)

c/o Discover Receivables Financing Group, Inc.
12 Read's Way
New Castle, Delaware                                 19720
----------------------------------------------------------
(Address of principal executive offices)             (Zip Code)



Registrant's telephone number, including area code: (302) 323-7826


                                 Not Applicable
                                 --------------
                 (Former address, if changed since last report)



                                  Page 1 of 14
                         Index to Exhibits is on page 4

Item 5.  Other Events

On March 15, 2000 the Registrant made available the Monthly Certificateholders' Statement for the Due Period of February 2000, which is attached as Exhibit 21 hereto.

Item 7.  Financial Statements and Exhibits

(c)   Exhibits


Exhibit No.                Description
-----------                -----------
21                         Monthly Certificateholders' Statement for Discover Card Trust 1993 B
                           related to the Due Period ending February 29, 2000.

                                   SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                            DISCOVER CARD TRUST 1993 B
                                   (Registrant)


                        By: DISCOVER RECEIVABLES FINANCING
                            GROUP, INC.
                            as originator of the Trust

                        By: Richard W. York
                            -------------------------------------
                            Richard W. York
                            Vice President

Date:  March 15, 2000

                                 EXHIBIT INDEX

Exhibit No.                Description
-----------                -----------
21                         Monthly Certificateholders' Statement for Discover Card Trust 1993 B
                           related to the Due Period ending February 29, 2000.